EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO FIVE-YEAR REVOLVING CREDIT AGREEMENT
This First Amendment (this “Amendment”) to the Credit Agreement (as defined below), dated as of November 7, 2013, is entered into by and among ANIXTER INC., a Delaware corporation (“Anixter”), the Borrowing Subsidiaries (as defined in and party to the Credit Agreement and identified on the signature pages hereto, and together with Anixter, the “Borrowers”), the Guarantors (as defined in the Credit Agreement and identified on the signature pages hereto, and together with the Borrowers, the “Loan Parties”), the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”).
STATEMENT OF PURPOSE:
WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Five-Year Revolving Credit Agreement dated as of April 8, 2011 (as amended, supplemented or otherwise modified as of the date hereof, the “Credit Agreement”).
WHEREAS, Anixter has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.    Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the effectiveness of this Amendment in accordance with its terms and Section 10.01 of the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order:
(i)    “Act” has the meaning specified in Section 10.19.
(ii)    “Anti-Terrorism Laws” means any applicable Laws relating to terrorism, trade sanctions programs and embargoes or money laundering, and any regulation, order or directive promulgated, issued or enforced pursuant to such applicable Laws, including, without limitation, (a) the Trading with the Enemy Act of the United States (50 U.S.C. App. §§ 1 et seq.), (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto, (c) the Currency and Foreign Transactions Reporting Act of 1970 (also known as the “Bank Secrecy Act”) ( 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959) and (d) the Act, in each case as amended, supplemented or replaced from time to time.
(iii)    “Canadian Prime Rate Loan” means a Committed Loan denominated in Canadian Dollars that bears interest based on the Canadian Prime Rate.

(iv)    “Canadian Reference Bank” means any one or more of The Bank of Nova Scotia, Bank of Montreal, Royal Bank of Canada, The Toronto-Dominion Bank, Canadian Imperial Bank of Commerce or National Bank of Canada, as the Administrative Agent may determine.
(v)    “CDOR Rate” means the rate of interest per annum determined by the Administrative Agent on the basis of the rate applicable to Canadian Dollar bankers’ acceptances for a one month interest period appearing on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc.’s definitions, as amended, restated, supplemented or otherwise modified from time to time), or any successor page, as of 10:00 a.m. on such day (or if such day is not a Business Day, then on the immediately preceding Business Day) (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on the Reuters Screen CDOR Page on such day as contemplated, then the “CDOR Rate” on such day shall be calculated as the arithmetic average of the rates for a one month interest period applicable to Canadian Dollar bankers’ acceptances quoted by the banks listed in Schedule I of the Bank Act (Canada) which are also Lenders (or, if there are no such Lenders, then a Canadian Reference Bank) as of 10:00 a.m. on such day (or if such day is not a Business Day, then on the immediately preceding Business Day). Each calculation by the Lenders of the CDOR Rate shall be conclusive and binding for all purposes, absent manifest error.
(vi)    “CDOR Rate Loan” means a Committed Loan denominated in Canadian Dollars that bears interest based on the CDOR Rate.
(vii)    “First Amendment Effective Date” means November 7, 2013.
(viii)    “London Banking Day” means any day on which dealings in US Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.
(ix)    “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
(x)    “Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx, or as otherwise published from time to time.
(xi)    “Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time, (b) a Person named on the lists maintained by the United Nations Security Council available at http://www.un.org/sc/committees/list_compend.shtml, or as otherwise published from time to time, (c) a Person named on the lists maintained by the European Union available at http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm, or as otherwise published from time to time, (d) a Person named on the lists maintained by Her Majesty’s Treasury available at http://www.hm-treasury.gov.uk/fin_sanctions_index.htm, or as otherwise published from time to time, or (e) (i) an agency of the government of a Sanctioned Country, (ii) an organization controlled by a Sanctioned Country, or (iii) a person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.
(xii)    “Uniform Customs” means the Uniform Customs and Practice for Documentary Credits (2007 Revision), effective July, 2007 International Chamber of Commerce Publication No. 600.
(b)    The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by replacing the pricing grid and the first full paragraph following such pricing grid with the following:

Pricing Level	Leverage Ratio	Eurocurrency Rate Loans and CDOR Rate Loans	Base Rate Loans and Canadian Prime Rate Loans	Commitment Fee
I	Less than 1.25 to 1.00	1.125%	0.125%	0.150%
II	Greater than or equal to 1.25 to 1.00 but less than 1.75 to 1.00	1.250%	0.250%	0.175%
III	Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00	1.500%	0.500%	0.200%
IV	Greater than or equal to 2.25 to 1.00 but less than 2.75 to 1.00	1.750%	0.750%	0.250%
V	Greater than or equal to 2.75 to 1.00	2.000%	1.000%	0.300%

The Applicable Margin shall be determined and adjusted quarterly on the date (each, a “Calculation Date”) five (5) Business Days after the date on which the Administrative Agent has received from Anixter financial information and a Compliance Certificate pursuant to Section 6.01(d) for the most recently ended Fiscal Quarter; provided that (a) the Applicable Margin shall be based on Pricing Level IV until the first Calculation Date occurring after the First Amendment Effective Date and, thereafter the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter preceding the applicable Calculation Date, and (b) if Anixter fails to provide such financial information and Compliance Certificate as required by Section 6.01(d) for the most recently ended Fiscal Quarter preceding the applicable Calculation Date, the Applicable Margin from such Calculation Date shall be based on Pricing Level V until such time as such financial information and an appropriate Compliance Certificate are provided, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended Fiscal Quarter preceding such Calculation Date. The Applicable Margin shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable

Margin shall be applicable to all Credit Extensions then existing or subsequently made or issued.”
(c)    The definition of “Borrowing Notice” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (c) of such definition with the following:
“(c) a continuation of Eurocurrency Rate Loans or CDOR Rate Loans.”
(d)    The definition of “Business Day” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (a) of such definition with the following:
“(a)    if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in US Dollars, any fundings, disbursements, settlements and payments in US Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in US Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is a London Banking Day;”
(e)    The definition of “Canadian Dollar Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Canadian Dollar Loans’ means the collective reference to Canadian Prime Rate Loans and CDOR Rate Loans, and “Canadian Dollar Loan” means any of such Loans.”
(f)    The definition of “Canadian Prime Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the final three sentences thereof in their entirety and replacing clause (b) of such definition with the following:
“(b) the CDOR Rate on such day plus 0.50%.”
(g)    The definition of “Default Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing clauses (ii) and (iii) of the proviso to clause (a) of such definition with the following:
“(ii) with respect to a Foreign Currency Swing Line Loan (other than a Foreign Currency Swing Line Loan denominated in Canadian Dollars), the Default Rate shall be the interest rate applicable thereto plus the Applicable Margin applicable to Eurocurrency Rate Loans plus any Mandatory Cost plus 2% per annum and (iii) with respect to a Canadian Dollar Loan or a Foreign Currency Swing Line Loan denominated in Canadian Dollars, the Default Rate shall be an interest rate equal to the applicable Canadian Prime Rate plus the Applicable Margin plus 2% per annum, and”
(h)    The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘Eurocurrency Rate’ means for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate which is approved by the Administrative Agent, as published by Reuters (or other commercially available source providing quotations of LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Wells Fargo Bank and with a term equivalent to such Interest Period would be offered to Wells Fargo Bank’s London Branch (or other Wells Fargo Bank branch or Affiliate) by major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period.”
(i)    The definition of “FATCA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“‘FATCA’ means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.”
(j)    The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (b) of such definition with the following and adding the following new clause (c):
“(b) as to any Base Rate Loan (including a Swing Line Loan) or any Canadian Prime Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date, and (c) as to any CDOR Rate Loan, the last day of the one-month period following the making or continuation of such CDOR Rate Loan.”
(k)    The definition of “Letter of Credit” in Section 1.01 of the Credit Agreement is hereby amended by adding the words “or commercial” to such definition immediately following the word “standby”.
(l)    The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “April 8, 2016” with “November 7, 2018”.
(m)    The definition of “Revaluation Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (a)(ii) of such definition with the following:
“(ii) each date of a continuation of a Eurocurrency Rate Loan denominated in a Foreign Currency or a CDOR Rate Loan pursuant to Section 2.02, and”
(n)    The definition of “Type” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (a) of such definition with the following:

“(a) with respect to a Committed Loan, its character as a Base Rate Loan, a Eurocurrency Rate Loan, a Canadian Prime Rate Loan or a CDOR Rate Loan, and as a Loan in the same Available Currency and”
(o)    The last sentence of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Committed Loans (other than Committed Loans denominated in Canadian Dollars) may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein; and Committed Loans denominated in Canadian Dollars may be Canadian Prime Rate Loans or CDOR Rate Loans.”
(p)    Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, each continuation of Eurocurrency Rate Loans and upon the expiration of the one-month interest period for any CDOR Rate Loans, each continuation of CDOR Rate Loans as CDOR Rate Loans with a one month interest period shall be made upon the applicable Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m., (i) three Business Days prior to the requested date of (A) any Committed Borrowing of a Eurocurrency Rate Loan or a Canadian Dollar Loan, (B) any conversion to or continuation of Eurocurrency Rate Loans, (C) any conversion of Eurocurrency Rate Loans denominated in US Dollars to Base Rate Loans, (D) any conversion to or continuation of CDOR Rate Loans and (E) any conversion of CDOR Rate Loans to Canadian Prime Rate Loans and (ii) on the requested date of any Committed Borrowing of Base Rate Loans. Each such telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Notice, appropriately completed and signed by a Responsible Officer of such Borrower. Each Committed Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in any Available Currency and each Committed Borrowing of, conversion to or continuation of CDOR Rate Loans shall be in a principal Dollar Equivalent of US$5,000,000 or a whole multiple of US$1,000,000 in excess thereof. Each Committed Borrowing of or conversion to Base Rate Loans and each Committed Borrowing of or conversion to Canadian Prime Rate Loans shall be in a principal amount of US$500,000 or a whole multiple of US$100,000 in excess thereof. Each Borrowing Notice (whether telephonic or written) shall specify (i) whether a Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Committed Loans as the same Type, (ii) the requested date of the Committed Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type (including currency) of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the applicable Borrower. If a Borrower fails to (x) specify a currency in a Borrowing Notice requesting a Committed Borrowing, then the Committed Loans so requested shall be made in US Dollars, (y) specify a Type of Committed Loan or give a timely notice in a Borrowing Notice requesting a Committed Borrowing, then the Committed Loans so requested shall be made as

Base Rate Loans or (z) specify a Type of Committed Loan or give a timely notice in a Borrowing Notice requesting a conversion or continuation, then the applicable Committed Loans, if in US Dollars, shall be made or continued as, or converted to, Base Rate Loans; provided that in the case of a failure to timely request a continuation of Committed Loans (1) in a Foreign Currency (other than Canadian Dollars), such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month or (2) in Canadian Dollars, such Loans shall be continued as CDOR Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If a Borrower requests a Committed Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.”
(q)    Section 2.02(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c)    Except as otherwise provided herein, (x) a Eurocurrency Rate Loan may be continued or converted only on the last day of the Interest Period for such Eurocurrency Rate Loan, and (y) a CDOR Rate Loan may be continued or converted only upon the expiration of the one-month interest period for such CDOR Rate Loan. During the existence of a Default or Event of Default, no Committed Loans may be requested as, converted to or continued as Eurocurrency Rate Loans or CDOR Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding (i) Eurocurrency Rate Loans denominated in US Dollars be converted immediately to Base Rate Loans, (ii) Eurocurrency Rate Loans denominated in a Foreign Currency be prepaid or redenominated into US Dollars in the amount of the Dollar Equivalent thereof as Base Rate Loans on the last day of the then current Interest Period with respect thereto and (iii) Canadian Dollar Loans be prepaid or redenominated into US Dollars in the amount of the Dollar Equivalent thereof as Base Rate Loans.”
(r)    The second sentence of Section 2.02(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The determination of the Eurocurrency Rate, the Canadian Prime Rate and the CDOR Rate by the Administrative Agent shall be conclusive in the absence of manifest error.”
(s)    Section 2.06(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(h)    Applicability of ISP and Uniform Customs. Unless otherwise expressly agreed by the L/C Issuer and Anixter when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs shall apply to each commercial Letter of Credit.”

(t)    Section 2.10(a) of the Credit Agreement is hereby amended by replacing subclause (iv) of such Section in its entirety with the following and adding the following new subclause (v):
“(iv) each Canadian Prime Rate Loan and each Foreign Currency Swing Line Loan denominated in Canadian Dollars shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate plus the Applicable Margin; and (v) each CDOR Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the CDOR Rate plus the Applicable Margin.”
(u)    Section 2.16(a) of the Credit Agreement is hereby amended by adding the following new subclause (iv):
“(iv) all documentation and other information required by any Governmental Authority under applicable “know your customer” and anti-money laundering rules and regulations”
(v)    Section 2.16(a) of the Credit Agreement is hereby amended by adding the following new sentence to the end of such Section:
“Notwithstanding the foregoing, no Foreign Subsidiary that becomes a Borrowing Subsidiary after the First Amendment Effective Date may borrow or maintain Loans if any Lender has notified the Administrative Agent (which notice has not been withdrawn) that such Lender has determined in good faith that such Lender cannot make or maintain Loans to such Borrowing Subsidiary without (x) tax or legal consequences adverse to such Lender (unless such consequences are limited to solely increased costs, taxes or expenses to such Lender, in which case such Borrowing Subsidiary may borrow and maintain Loans if it agrees to pay, and so pays, to such Lender such amounts as such Lender determines in good faith are necessary to compensate such Lender for such consequences), (y) violating (or raising a substantial question as to whether such Lender would violate) any applicable law or regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) or (z) violating one or more of such Lender’s internal policies or restrictions.”
(w)    The first sentence of Section 3.02 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans in any Available Currency, or materially restricts the authority of such Lender to purchase or sell, or to take deposits of, any Available Currency in the applicable interbank market, or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to Anixter through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans, to convert Base Rate Loans to Eurocurrency Rate Loans, to make or continue CDOR Rate Loans or to convert Canadian Prime Rate Loans to CDOR Rate Loans shall be suspended until such Lender notifies the Administrative Agent and Anixter that the circumstances giving rise to such determination no longer exist.”
(x)    Section 3.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“3.03    Inability to Determine Rates. If the Administrative Agent determines (or in the case of clause (c) below, the Required Lenders determine) in connection with any request for (x) a Eurocurrency Rate Loan or a conversion to or continuation thereof or (y) a CDOR Rate Loan or a conversion to or continuation thereof that (a) deposits in the applicable currency are not being offered to banks in the applicable interbank market for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurocurrency Rate for such Eurocurrency Rate Loan or the CDOR Rate for such CDOR Rate Loan, as applicable, or (c) the Eurocurrency Rate for such Eurocurrency Rate Loan or the CDOR Rate for such CDOR Rate Loan, as applicable, does not adequately and fairly reflect the cost to the Required Lenders of funding such Eurocurrency Rate Loan or CDOR Rate Loan, the Administrative Agent will promptly notify Anixter and all Lenders. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans or CDOR Rate Loans, as applicable, in the affected currency or currencies shall be suspended until the Administrative Agent revokes such notice. Upon receipt of such notice (i) with respect to the Eurocurrency Rate, any Borrower may revoke any pending request for a Committed Borrowing, conversion or continuation of Eurocurrency Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein, and (ii) with respect to the CDOR Rate, any Borrower may revoke any pending request for a Committed Borrowing, conversion or continuation of CDOR Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Canadian Prime Rate Loans in the amount specified therein.”
(y)    Section 3.04(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(iv)    impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement, Eurocurrency Rate Loans or CDOR Rate Loans made by such Lender or any Letter of Credit or participation therein;”
(z)    The following new Section 5.24 is hereby added to Article V of the Credit Agreement as follows:
“Section 5.24    Anti-Terrorism; Anti-Money Laundering. No Loan Party nor any of its Subsidiaries or, to their knowledge, any of their Related Parties (a) is in violation of any Anti-Terrorism Law, (b) is a Sanctioned Person or (c) is in violation of the United States Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1, et seq.) where the failure to so comply would have or could be reasonably expected to have a Material Adverse Effect.”

(aa)    The last paragraph of Section 3.04(a) of the Credit Agreement is hereby amended by adding the words “or CDOR Rate Loan” immediately following the words “any Eurocurrency Rate Loan”.
(bb)    Section 7.05(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    so long as no Event of Default or Default exists or would result from such payment, Anixter may make cash payments to AXE if either (i) the proceeds of such payment are immediately used by AXE to pay dividends or repurchase shares of its stock (or warrants, options or other rights in respect of such shares) and the aggregate amount of all such payments made on or after the First Amendment Effective Date does not exceed the sum of (A) US$175,000,000 and (B) 50% of cumulative Consolidated Net Income for all Fiscal Quarters ending on and after September 27, 2013; or (ii) the proceeds of such payment are immediately used by AXE to prepay, purchase or redeem outstanding Indebtedness of AXE so long as (A) the Leverage Ratio shall be less than or equal to 2.75 to 1.00 (calculated on a pro forma basis as of such prepayment date and after giving effect to such prepayment, purchase or redemption) and (B) the unrestricted domestic cash of the Borrowers plus the unused portion of the Aggregate Commitments plus the amount available to be drawn under the ARS Facility (provided that such ARS Facility does not mature prior to the date that is 90 days after the maturity of such Indebtedness being prepaid, purchased or redeemed) shall be equal to or greater than US$175,000,000 (calculated on a pro forma basis as of such prepayment date and after giving effect to such prepayment, purchase or redemption);”
(cc)    Sections 7.05(b) and (c) of the Credit Agreement are hereby amended by replacing the amount “US$5,000,000” with “US$7,500,000” in each such section.
(dd)    Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.01(b) attached hereto.
3.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective:
(a)Executed Documents. The Administrative Agent shall have received counterparts of this Amendment executed by the Administrative Agent, each of the Lenders and each of the Loan Parties;
(b)Certified Resolutions. The Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party on behalf of such Loan Party dated as of the date hereof, certifying and attaching resolutions duly adopted by the board of directors (or other governing body) of such Loan Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other documents executed in connection herewith to which it is a party;
(c)Legal Opinions. The Administrative Agent shall have received opinion(s) of counsel to the Loan Parties addressed to the Administrative Agent and the Lenders with respect to the Loan Parties, this Amendment and such other matters as the Administrative Agent shall reasonably request;

(d)Fees and Expenses. The Borrowers shall have paid:
(i)    to the Administrative Agent and the Joint Lead Arrangers, for the account of each Lender that executes and delivers a signature page to this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern time) on November 5, 2013, an aggregate consent fee in an amount equal to 0.15% times the aggregate principal amount of the Commitments of all such Lenders as of the date hereof;
(ii)    all other fees payable to the Joint Lead Arrangers pursuant to that certain engagement letter dated as of October 23, 2013 by and among Anixter and the Joint Lead Arrangers; and
(iii)    to the Administrative Agent and the Joint Lead Arrangers all reasonable out-of-pocket fees, costs and other related expenses incurred in connection with this Amendment (including, without limitation, the reasonable legal fees and expenses of outside counsel (directly to such counsel if requested by the Administrative Agent), which shall be limited to the fees and expenses of McGuireWoods LLP and any necessary local counsel), that have been invoiced as of the date hereof.
4.    Effect of this Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.
5.    Representations and Warranties/No Default. By its execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true, correct and complete and that all representations and warranties of the Loan Parties contained in this Amendment and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true, correct and complete in all material respects;
(b)    no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(c)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(d)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
6.    Reaffirmations. Each Loan Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
7.    Other Interpretive Provisions. Each Loan Party, each Lender and the Administrative Agent agrees that any definition of or reference to any agreement, instrument or other document in the Credit Agreement or other Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document).
8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF ANOTHER STATE’S LAW.
9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
10.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWERS AND GUARANTORS:

ANIXTER INC.,
as a Borrower and a Guarantor

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	VP - Treasurer

ANIXTER INTERNATIONAL LTD.,
as a Borrower

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	Attorney

ANIXTER CANADA INC.,
as a Borrower

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	Treasurer

EURINVEST B.V.,
as a Borrower

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	Attorney-in-fact

ANIXTER EUROTWO HOLDINGS B.V.,
as a Borrower

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	Attorney-in-fact

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

ANIXTER BELGIUM B.V.B.A.,
as a Borrower

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	Attorney-in-fact
Executed outside of Belgium

ANIXTER INTERNATIONAL INC.,
as a Guarantor

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	VP - Treasurer

ANIXTER-REAL ESTATE, INC.,
as a Guarantor

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	VP - Treasurer

ANIXTER INFORMATION SYSTEMS CORPORATION,
as a Guarantor

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	VP - Treasurer

ANIXTER FINANCIAL, INC.,
as a Guarantor

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	VP - Treasurer

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

ANIXTER PROCUREMENT CORPORATION,
as a Guarantor

By:	/s/ Rod Shoemaker
Name:	Rod Shoemaker
Title:	Treasurer

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent, a Lender, the Swing Line
Lender and the L/C Issuer

By:	/s/ Lacy Houstoun
Name:	Lacy Houstoun
Title:	Director

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Alfonso Brigham
Name:	Alfonso Brigham
Title:	Assistant Vice President

By:
Name:
Title:

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Suzanne Ergastolo
Name:	Suzanne Ergastolo
Title:	Vice President

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

FIFTH THIRD BANK,
as a Lender

By:	/s/ Daniel J. Clarke, Jr.
Name:	Daniel J. Clarke, Jr.
Title:	Managing Director

FIFTH THIRD BANK, operating through its Canadian
Branch, as its Applicable Designee

By:	/s/ Mauro Spagnolo
Name:	Mauro Spagnolo
Title:	Managing Director & Principal Officer

Passport Number: 13/F/24267/DTTP
Tax Residency: United States

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

SUNTRUST BANK,
as a Lender

By:	/s/ Baerbel Freudenthaler
Name:	Baerbel Freudenthaler
Title:	Vice President

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ James R. Shanel
Name:	James R. Shanel
Title:	Vice President

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Jeannine Pascal
Name:	Jeannine Pascal
Title:	Vice President

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Barry P. Litwin
Name:	Barry P. Litwin
Title:	Senior Vice President

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Jonathan Twichell
Name:	Jonathan Twichell
Title:	SVP, Relationship Manager

Anixter Inc.
First Amendment to Five-Year Revolving Credit Agreement
Signature Page

SCHEDULE 1.01(a)

APPLICABLE DESIGNEES

Lender	Applicable Designee
Fifth Third Bank	Fifth Third Bank, operating through its Canadian Branch (Passport Number – 13/F/24267/DTTP and Tax Residency – United States)